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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (earliest event reported): November 3, 1999





                       FORLINK SOFTWARE CORPORATION, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)
                    (Formerly Light Energy Management, Inc.,
                            formerly Why Not?, Inc.)


          Nevada                      33-55254                   87-0438458
-----------------------------       ------------             -------------------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)



          94 Rue de Lausanne CH1202 Geneva, Switzerland        N/A
          --------------------------------------------------------
       (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:               41-22-9000000



         (Former name or former address, if changed since last report.)




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Item 1.  Changes in Control of Registrant.

         On November 18, 1999, the Company filed a current report on Form 8-K to report that on November 3, 1999, the Company entered into a Plan or Reorganization (the "Plan") with Beijing Shijiyonglian Ruanjian Jishu Youxian Gongsi (Beijing Forlink Software Technology Co. Ltd.).

         The parties to the Plan also entered into an Addendum to the Plan, with an effective date of November 3, 1999, to clarify that of the transferred sum of US$275,000 referred to in Section 5.01(f) of the Plan, the US dollar equivalency of 1,000,000 RMB (approximately US$150,000) would be disbursed, pro-rata, to the selling shareholders. This amount was in fact distributed in such manner.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired.  Not applicable.

(b)      Pro Forma Financial Information.  Not applicable.

(c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

Exhibit
  No.             Description

 2.1 Plan of Reorganization dated November 3, 1999 (incorporated by reference to Exhibit No. 2.1 of the current report on Form 8-K dated November 3, 1999, and filed November 18, 1999)

 2.2 Addendum to the Plan of Reorganization dated November 3, 1999 (filed herewith).


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORLINK SOFTWARE CORPORATION, INC.



By:  /s/ Xiaoxia Zhao
     ---------------------------
         Xiaoxia Zhao, President


Date:  March 28, 2000



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                                 EXHIBIT INDEX

Exhibit
  No.             Description
------            -----------
 2.1              Plan of Reorganization dated November 3, 1999 (incorporated by reference to Exhibit No. 2.1 of the current report on
                  Form 8-K dated November 3, 1999, and filed November 18, 1999).

 2.2              Addendum to the Plan of Reorganization dated November 3, 1999
                  (filed herewith).
